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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
Microvision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROVISION, INC.

NOTICE OF 2002 ANNUAL MEETING

May 20, 2002

Dear Microvision Shareholder:

        The Annual Meeting of Shareholders of Microvision, Inc. (the "Company"), will be held at the Olympic Ballroom of the Bellevue Club, 11200 Southeast Sixth Street, Bellevue, Washington on May 20, 2002, at 9:00 a.m. for the following purposes:

          1.    To elect ten directors to serve for the ensuing one year and until their respective successors are duly elected or appointed;

          2.    To approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 2,500,000 shares, to a total of 8,000,000 shares;

          3.    To approve amendments to the Company's Independent Director Stock Option Plan, as follows:

      •
      To increase the number of shares reserved for issuance under the plan by 350,000, to a total of 500,000 shares;

      •
      To authorize a grant of options to purchase 15,000 shares, which will be fully vested and exercisable, to each Independent Director upon such Independent Director's initial appointment or election to the Board of Directors;

      •
      To increase the number of options automatically granted under the plan upon appointment or initial election, and upon reelection, for each Independent Director from options to purchase 5,000 shares to options to purchase 15,000 shares, which options vest under the terms of the plan;

      •
      To approve the one time grant to each Independent Director of the Company serving as of October 25, 2001 of options to purchase 10,000 shares of common stock, representing in the aggregate a grant of options to purchase 70,000 shares;

      •
      To authorize the Board of Directors to make discretionary grants of options under the plan;

          4.    To approve a special grant of options to purchase an aggregate of 57,232 shares of common stock made to the Independent Directors of the Company on October 24, 2001; and

          5.    To conduct any other business that may properly come before the meeting.

        If you were a shareholder of record on April 10, 2002, you will be entitled to vote on the above matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 19910 North Creek Parkway, Bothell, Washington, during ordinary business hours, from May 10, 2002, to the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

        At the meeting, you will have an opportunity to ask questions about the Company and its operations. Whether or not you expect to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please complete, sign, date, and promptly return the enclosed proxy card in the self-addressed envelope that we have included for your convenience. No postage is necessary if your proxy card is mailed in the United States. Alternatively, you may submit your proxy by telephone or via the Internet as indicated on the proxy card. Submitting your proxy before the meeting will ensure the presence of a quorum at the meeting and will save the Company the expense of additional proxy solicitations. Sending in your proxy card, or voting by telephone or via the Internet, will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

        Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

        We look forward to seeing you. Thank you for your ongoing support of and interest in Microvision, Inc.

                      Sincerely,

                      Richard F. Rutkowski
                       President and
                      Chief Executive Officer

April 16, 2002
Bothell, Washington

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY
IN THE ENCLOSED ENVELOPE OR SUBMIT YOUR PROXY
BY TELEPHONE OR THE INTERNET

MICROVISION, INC.
19910 North Creek Parkway
Bothell, Washington 98011

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS

May 20, 2002

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD	4
PROPOSAL ONE: ELECTION OF DIRECTORS	4
BOARD MEETINGS AND COMMITTEES	7
DIRECTOR COMPENSATION	7
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	8
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8
PROPOSAL TWO: AMENDMENT TO THE 1996 STOCK OPTION PLAN	8
PROPOSAL THREE: AMENDMENTS TO THE INDEPENDENT DIRECTOR STOCK OPTION PLAN	11
PROPOSAL FOUR: APPROVAL OF SPECIAL OPTION GRANTS TO THE COMPANY'S INDEPENDENT DIRECTORS	13
OTHER BUSINESS	14
EXECUTIVE COMPENSATION AND OTHER MATTERS	14
HOW WE COMPENSATE EXECUTIVE OFFICERS	16
REPORT ON EXECUTIVE COMPENSATION FOR 2001 BY THE COMPENSATION COMMITTEE	20
INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP	21
STOCK PERFORMANCE GRAPH	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
AUDIT COMMITTEE REPORT	25
INDEPENDENT ACCOUNTANTS	27
INFORMATION ABOUT SHAREHOLDER PROPOSALS	27
ADDITIONAL INFORMATION	28

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because the board of directors of the Company (the "Board" or the "Board of Directors") is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at the Olympic Ballroom of the Bellevue Club, 11200 Southeast Sixth Street, Bellevue, Washington on May 20, 2002, at 9:00 a.m.

  This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card or vote your shares by telephone or over the Internet in accordance with the instructions contained on the proxy card.

  On April 10, 2002, our "record date" for determining shareholders entitled to vote at the Annual Meeting, there were 13,530,374 shares of common stock of the Company outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to vote the shares you owned as of that date. We mailed this Proxy Statement to all shareholders entitled to vote their shares at the Annual Meeting on or about April 16, 2002.

Q:
How many votes do I have?

A:
You have one vote for each share of common stock that you owned on the record date. The proxy card will indicate the number of shares.

Q:
How do I vote by proxy?

A:
If you properly cast your vote by either executing and returning the enclosed proxy card or by voting your proxy by telephone or via the Internet, and your vote is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•
"FOR" electing all ten nominees for Director,

•
"FOR" amendment of the Company's 1996 Stock Option Plan,

•
"FOR" amendment of the Company's Independent Director Stock Option Plan, and

•
"FOR" approval of the special option grants made to the independent directors of the Company.

  If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q:
May my broker vote for me?

A:
Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on routine matters even if it does not receive instructions from you. At the Annual Meeting your broker may, without instructions from you, vote on Proposal 1 but not Proposals 2, 3 or 4.

Q:
What are abstentions and broker non-votes?

A:
An abstention represents the action by a shareholder to refrain from voting "for" or "against" a proposal. "Broker non-votes" represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:
May I revoke my proxy?

A:
Yes. You may change your mind after you send in your proxy card or vote your shares by telephone, via the Internet or at the Annual Meeting by following these procedures. To revoke your proxy:

•
Send in another signed proxy card with a later date;

•
Send a letter revoking your proxy to Microvision's Secretary at the Company's offices in Bothell, Washington;

•
Vote again by telephone or Internet; or

•
Attend the Annual Meeting and vote in person.

Q:
How do I vote in person?

A:
If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on April 10, 2002, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q:
What is the quorum requirement for the meeting?

A:
The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:
What vote is required to approve each proposal?

A:
The ten nominees for director who receive the most votes will be elected. So, if you do not vote for a nominee, or you "withhold authority to vote" for a nominee, your vote will not count either "for" or "against" the nominee.

  The amendments to the 1996 Stock Option Plan and the Independent Director Stock Option Plan, and the approval of the special option grants to the independent directors, will be approved if the number of votes cast in favor of these proposals exceeds the number of votes cast against these proposals. Abstentions and broker non-votes will not be counted "for" or "against" the proposals and will have no effect on the outcome of the vote.

Q:
Is voting confidential?

A:
We keep all the proxies and ballots private as a matter of practice.

Q:
What are the costs of soliciting these proxies?

A:
The Company will pay all the costs of soliciting these proxies. We have retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $6,000 plus expenses for these services. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:
Who should I call if I have any questions?

A:
If you have any questions about the Annual Meeting, voting or your ownership of Microvision common stock, please call us at (425) 415-6847 or send an e-mail to ir@microvision.com.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal One: Election Of Directors

        The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President, other key executives and our principal advisers by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve.

        Our Board of Directors will consist of ten members who will be elected at the Annual Meeting to serve until their successors are duly elected and qualified at the next annual meeting of shareholders, unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

        If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

        Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the nominees listed below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.

        Set forth below are the name, position held and age of each of the nominees for director of the Company. The principal occupation and recent employment history of each of the nominees are described below, and the number of shares of common stock beneficially owned by each nominee as of February 28, 2002, is set forth on page 21.

Name	Age	Position
Richard F. Rutkowski(3)	45	Chief Executive Officer, President and Director
Stephen R. Willey	48	Executive Vice President and Director
Richard A. Raisig(3)	54	Chief Financial Officer, Vice President, Operations and Director
Jacqueline Brandwynne	54	Director
Jacob Brouwer(2)(3)	75	Director
Richard A. Cowell(2)	54	Director
Walter J. Lack(1)(2)(3)	54	Director
William A. Owens(1)	61	Director
Robert A. Ratliffe(1)	41	Director
Dennis Reimer(2)	61	Director

(1)
Member of the Compensation Committee
(2)
Member of the Audit Committee
(3)
Member of the Finance Committee

        Richard F. Rutkowski has served as Chief Executive Officer of the Company since September 1995, as President since July 1996, and as a director since August 1995. From November 1992 to May 1994, Mr. Rutkowski served as Executive Vice President of Medialink Technologies Corporation (formerly Lone Wolf Corporation), a developer of high-speed digital networking technology for multimedia applications in audio-video computing, consumer electronics and telecommunications. From February 1990 to April 1995, Mr. Rutkowski was a principal of Rutkowski, Erickson, Scott, a consulting firm. Mr. Rutkowski also serves as a director of CMT Crimble Microtest.

        Stephen R. Willey has served as Executive Vice President of the Company since October 1995 and as a director since June 1995. Mr. Willey served as the Company's technical liaison to the University of Washington's HIT Lab. From January 1994 to April 1996, Mr. Willey served as an outside consultant to the Company through The Development Group, Inc. ("DGI"), a business and technology consulting firm founded by Mr. Willey in 1985. Mr. Willey served as Division Manager CREO Products, Inc., an electro-optics equipment manufacturer, from June 1989 to December 1992. Mr. Willey serves as a director of eDispatch.com, Wireless Data Inc. and eVenture Capital Corporation.

        Richard A. Raisig has served as Chief Financial Officer and Vice President, Operations of the Company since August 1996, as Secretary since April 1998, and as a director of the Company since March 1996. From June 1995 to August 1996, Mr. Raisig was Chief Financial Officer of Videx Equipment Corporation, a manufacturer and rebuilder of wire processing equipment for the cabling industry. From July 1992 to May 1995, Mr. Raisig was Chief Financial Officer and Senior Vice President-Finance for Killion Extruders, Inc., a manufacturer of plastic extrusion equipment. From February 1990 to July 1992, Mr. Raisig was Managing Director of Crimson Capital Company, an investment banking firm. Prior to 1990, Mr. Raisig was a Senior Vice President of Dean Witter Reynolds, Inc. Mr. Raisig is a Certified Public Accountant.

        Jacqueline Brandwynne has served as a director of the Company since October 2000. Ms. Brandwynne is founder and CEO of Brandwynne Corporation, a venture capital business focusing on investments in communications, internet infrastructure and support, and fiber optics companies. Ms. Brandwynne founded Brandwynne Corporation in 1981. Ms. Brandwynne also owns and manages Very Private, a specialized consumer products and media company. Ms. Brandwynne is a business strategist with over twenty-five years of experience working with companies including Citicorp, where she was the Global Business Strategist, American Cyanamid, Bristol Myers/Clairol, Revlon, National Liberty Life, Seagram & Sons and Neutrogena. She has recently been appointed to the Board of the Fantastic Corporation and serves on several not-for-profit Boards, including the California Institute of the Arts, the Los Angeles Opera, and Amici Degli Uffici in Florence, Italy.

        Jacob Brouwer has served as a director of the Company since July 1996. Mr. Brouwer is the Chairman and Chief Executive Officer of Brouwer Claims Canada & Co. Ltd., an insurance adjusting company that he founded in 1956. Mr. Brouwer has served as a director for numerous companies, including the Canadian National Railway Company, Grand Trunk Railway (USA), First Interstate Bank of Washington and First Interstate Bank of Canada, The Insurance Corporation of British Columbia, Air BC, Golden Tulip Hotels Ltd., Prime Resources Group Inc. (Homestake), and Pioneer Life Assurance Company and former Chairman of the International Financial Centre of British Columbia and Northwestel Inc. Mr. Brouwer currently serves as a Director of Doman Industries Inc., a major Canadian Forest Company, The Family Insurance Company, and Great Canadian Gaming Corporation and was recently appointed as a board member of the West Vancouver Police Commission for the Province of British Columbia. He also serves on the Board of Governors of several charitable organizations such as the YMCA, Vancouver Aquarium, the Vancouver Bach Choir and the PC Canada Fund.

        Colonel Richard A. Cowell, USA, (Ret.) has served as a director of the Company since August 1996. Colonel Cowell is a Principal at Booz Allen & Hamilton, Inc. where he is involved in advanced concepts development and technology transition, joint and service experimentation, and the interoperability and integration of command and control systems for Department of Defense and other agencies. Prior to joining Booz Allen & Hamilton, Inc. in March of 1996, Colonel Cowell served in the United States Army for 25 years. Immediately prior to his retirement from the Army, Colonel Cowell served as Director of the Louisiana Maneuvers Task Force reporting directly to the Chief of Staff,

Army. Colonel Cowell has authored and received awards for a number of documents relating to the potential future capabilities of various services and agencies.

        Walter J. Lack has served as a director of the Company since August 1995. Mr. Lack is a partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. Mr. Lack also serves as a director of HCCH Insurance Holdings, Inc., a multinational insurance company listed on The New York Stock Exchange. He is a director of SUPERGEN, Inc., a pharmaceutical company listed on NASDAQ, dedicated to the development of products for the treatment of various cancers. Mr. Lack has been involved in a number of start-up companies, both as an investor and as a director.

        Admiral William A. Owens, USN, (Ret.) has served as a director of the Company since October 1998. Admiral Owens is the Vice Chairman and Co-Chief Executive Officer of Teledesic LLC, a satellite communications network company. Prior to joining Teledesic, Admiral Owens was President, Chief Operating Officer and Vice Chairman of the Board of Science Applications International Corporation ("SAIC"), a diversified high-technology research and engineering company. Prior to joining SAIC, Admiral Owens was Vice Chairman of the Joint Chiefs of Staff, the nation's second highest ranking military officer. From 1991 to 1993, Admiral Owens was deputy chief of Naval Operations for Resources, Warfare Requirements and Assessments, and from 1990 to 1991 served as commander of the U.S. Sixth Fleet. From 1988 to 1991, Admiral Owens served as senior military assistant to the Secretary of Defense. In 1988 Admiral Owens was the director of the Office of Program Appraisal for the Secretary of the Navy and in 1987 he served as commander of Submarine Group Six, the Navy's largest submarine group. Admiral Owens serves on the boards of Teledesic LLC, Symantec, Inc., Cray Inc., Polycom, Inc., British American Tobacco Industries, p.l.c., Nortel Networks Corporation, Telestra Corporation Limited and ViaSat, Inc.

        Robert A. Ratliffe has served as a director of the Company since July 1996. Since 1996, Mr. Ratliffe has been Vice President and principal of Eagle River, Inc., an investment company specializing in the telecommunications and technology sectors, and has held various management positions for the firm's portfolio companies. From 1986 to 1996, Mr. Ratliffe served as Senior Vice President, Communications, for AT&T Wireless Services, Inc., and its predecessor, McCaw Cellular Communications, Inc., where he also served as Vice President of External Affairs and as Vice President of Acquisitions and Development. Prior to joining McCaw Cellular Communications, Inc., Mr. Ratliffe was a Vice President with Seafirst Bank.

        General Dennis J. Reimer, USA, (Ret.) has served as a director of the Company since February 2000. General Reimer is the Director of the National Memorial Institute for the Prevention of Terrorism. General Reimer became the 33rd Chief of Staff, U.S. Army on June 20, 1995. Prior to that, he was the Commanding General of the United States Army, Forces Command, Fort McPherson, Georgia. During his military career he has commanded soldiers from company to Army level. General Reimer served in a variety of joint and combined assignments and has served two combat tours in Vietnam. He also served in Korea as the Chief of Staff, Combined Field Army and Assistant Chief of Staff for Operations and Training, Republic of Korea/United States Combined Forces Command. He served three other tours at the Pentagon as aide-de-camp to the Army Chief of Staff, General Creighton Abrams, as the Deputy Chief of Staff for Operations and Plans for the Army during Desert Storm, and as Army Vice Chief of Staff.

Board Meetings and Committees

        The Board of Directors met six times during 2001. Each director attended at least 75% of the aggregate meetings of the Board and meetings of the Board committees on which they served. The Board also approved certain actions by unanimous written consent.

        The Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. There is no standing nominating or other committee that recommends qualified candidates to the Board for election as directors. The entire Board performs these duties.

        The Audit Committee reviews the Company's accounting practices, internal accounting controls, and interim and annual financial results, and oversees the engagement of the Company's independent auditors. Messrs. Cowell, Brouwer, Lack and Reimer currently serve on the Audit Committee, with Mr. Cowell serving as Chairman. The Audit Committee met five times during 2001.

        The Compensation Committee makes decisions on behalf of, and recommendations to, the Board regarding salaries, incentives and other forms of compensation for directors, officers and other key employees, and administers policies relating to compensation and benefits. The Compensation Committee also serves as the Plan Administrator for our stock option plans. The Compensation Committee's Report on Executive Compensation for 2001 is set forth below beginning on page 20. Messrs. Lack, Owens, and Ratliffe currently serve as members of the Compensation Committee, with Mr. Lack serving as Chairman. The Compensation Committee met three times during 2001.

        The Finance Committee makes recommendations to the Board on matters related to financing and our capitalization. Messrs. Rutkowski, Brouwer, Lack, and Raisig are the current members of the Finance Committee, with Mr. Rutkowski serving as Chairman. The Finance Committee did not meet during 2001.

Director Compensation

        Pursuant to the 1996 Independent Director Stock Plan (the "Director Stock Plan"), each non-employee director ("Independent Director") receives an annual award of common stock ("Annual Award") each time he or she is elected to the Board. The number of shares awarded in the Annual Award is equivalent to the result of $20,000 divided by the fair market value of a share on the date of the award, rounded to the nearest 100 shares (pro rated as appropriate if the Independent Director is elected or appointed to the Board at any time other than at the annual meeting of shareholders). Shares issued pursuant to an Annual Award vest in full on the earlier of one year from the date of grant or on the day prior to the next annual meeting of shareholders subsequent to the date on which the Annual Award was granted. If any shares awarded under the Director Stock Plan are forfeited, such shares will again be available for issuance under the Director Stock Plan. The Board terminated the Director Stock Plan, effective as of May 19, 2002, the vesting date of the annual award granted to the Independent Directors on June 6, 2001. No new grants will be made under the Director Stock Plan.

        Pursuant to the Independent Director Stock Option Plan (the "Director Plan"), each Independent Director is granted a nonstatutory option to purchase 5,000 shares of common stock on the date on which he or she is elected, re-elected or appointed to the Board of Directors. Options granted pursuant to the Director Plan vest in full on the earlier of (i) the day prior to the date of the Company's annual meeting of shareholders next following the date of grant, or (ii) one year from the date of grant, provided the Independent Director continues to serve as a director on the vesting date. The exercise price is equal to the average closing price of the Company's common stock as reported on the Nasdaq

National Market during the ten trading days prior to the date of grant. If the proposed amendments to the Director Plan are approved by the shareholders at the Annual Meeting:

  •
  Upon initial appointment or election to the Board of Directors of the Company, an Independent Director would receive an option to purchase 15,000 shares of common stock, which option would be fully vested and immediately exercisable upon the date of grant.

  •
  Each Independent Director will receive an option to purchase 15,000 shares upon such Independent Director's initial appointment or election, and upon reelection, to the Board of Directors, which options vest under the terms of the Director Plan.

  •
  Each Independent Director serving as of October 25, 2001, would receive options to purchase 10,000 shares of common stock to reflect the foregoing increase in the annual grant from options to purchase 5,000 shares to options to purchase 15,000 shares.

        In addition, each Independent Director receives the following cash compensation for his or her service as a director:

  •
  A fee of $10,000 that accrues as of the date of appointment or election to the Board of Directors, and as of the date of each subsequent reelection;

  •
  A fee of $1,000 per Board meeting attended by the director; and

  •
  A fee of $1,500 for the committee chair or $1,000 per committee member for each committee meeting attended by the director that is held on a day other than a day on which a Board meeting is held.

        Any Independent Director who is appointed to the Board would receive a pro rata portion of the annual fee based on the period remaining in the Board's current term of service. All directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

Compensation Committee Interlocks And Insider Participation

        Ms. Brandwynne, a director, served as a member of the Compensation Committee through April 2001. For information regarding Ms. Brandwynne's consulting relationship with the Company, see "Certain Relationships and Related Transactions" on page 24.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and greater-than-10% shareholders file reports with the SEC relating to their initial beneficial ownership of the Company's securities and any subsequent changes. They must also provide us with copies of the reports.

        Based on copies of reports furnished to us, we believe that all of these reporting persons complied with their filing requirements during 2001, except that Messrs. Sydnes, Tegreene, and Veeraraghavan, three of the Company's executive officers, each belatedly filed their Initial Statement of Beneficial Ownership on Form 3 and Mr. Willey, one of our executive officers and a director, filed one late Statement of Changes in Beneficial Ownership on Form 4 reporting five transactions. Ms. Brandwynne, one of our directors, belatedly filed her Initial Statement of Beneficial Ownership on Form 3 during 2000.

Proposal Two: Amendment to the 1996 Stock Option Plan

        The Board of Directors has authorized an amendment to the Company's 1996 Stock Option Plan (the "Plan"). The amendment will increase the number of shares of common stock reserved for issuance upon exercise of options granted under the Plan by 2,500,000 shares to a total of 8,000,000 shares.

        The Board of Directors believes that the long term success of the Company is dependent upon the ability of the Company to attract, motivate and retain capable employees and that shareholder value is most effectively enhanced by aligning the interests of employees with those of shareholders. Accordingly, all employees are granted options as a part of their initial compensation arrangements, with the number of options granted based on the optionee's compensation level and, with respect to senior management, the optionee's responsibilities, special skills and experience, and other factors considered important by the Plan Administrator. In addition to making initial option grants to employees upon hire, the Company has an annual option grant program pursuant to which employees are awarded additional options based on the employee's level of compensation plus performance during the past year and expected contribution to the Company during the current year. The Plan is intended to enable the Company to provide employees with meaningful incentives and awards commensurate with their contributions and competitive with those incentives and awards offered by other companies. The amendment to the Plan will enable the Company to continue to grant the options needed to attract, motivate and retain employees.

        The Board of Directors has determined the number of shares reserved for issuance under the Plan, including the number of additional shares proposed to be reserved for issuance under the Plan, based on the number of shares reserved for issuance upon exercise of outstanding option grants to current employees and future option grants that the Company expects to make to current and future employees through mid-2004.

        On April 10, 2002, the last reported sale price of the Company's common stock on the Nasdaq National Market was $11.30 per share.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE.

Summary of the Plan

        The Plan, which was originally adopted and approved by the Company's Board of Directors and the shareholders in July and August 1996, respectively, currently provides for the grant of options to acquire a maximum of 5,500,000 shares of the Company's authorized but unissued common stock, subject to adjustments in the event of certain changes in the Company's capitalization. The Board of Directors of the Company has authorized, subject to shareholder approval at the Annual Meeting, an additional 2,500,000 shares of common stock to be reserved for issuance upon exercise of options granted under the Plan. Unless sooner terminated by the Board of Directors, the Plan will terminate in July 2006.

        The Plan permits the Company to grant incentive stock options ("ISOs") and nonqualified stock options ("NSOs") at the discretion of a plan administrator (the "Plan Administrator") to any current or future employee, officer, consultant, or independent contractor of, or other advisor to, the Company or its subsidiaries. The Compensation Committee of the Board of Directors serves as Plan Administrator. Subject to the terms of the Plan, the Plan Administrator determines the terms and conditions of any options granted, including the exercise price, except that Mr. Rutkowski, the Company's President and Chief Executive Officer, and Mr. Raisig, the Company's Vice President, Operations and Chief Financial Officer, have been authorized by the Plan Administrator to approve and determine the terms and conditions of grants made to non-management employees. The Plan provides that the Plan Administrator must establish an exercise price for ISOs that is not less than the fair market value of the shares at the date of grant. If ISOs are granted to an employee who owns more than 10% of the voting stock of the Company, however, the Plan provides that the exercise price must be not less than 110% of the fair market value of the shares at the date of grant and that the term of the ISOs may not exceed five years. The term of all other options granted under the Plan may not exceed ten years. At the time of grant, the Plan Administrator determines when options become exercisable. Options are not transferable other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by such optionee. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets, the Board of Directors may elect one of the following alternatives: (i) outstanding options remain in effect in accordance with their terms; (ii) outstanding options may be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or (iii) outstanding options may be exercised within a 30-day period prior to the consummation of the transaction, at which time they will automatically expire, and the Board of Directors may accelerate the time frame for exercise of all options in full. Shares subject to options granted under the Plan that have lapsed or terminated may again be made subject to options granted under the Plan. Unless otherwise determined by the Plan Administrator or specified in the optionee's option agreement, following termination of employment by the Company other than for cause, resignation, retirement, disability or death, an option holder has three months during which to exercise his or her options before the options will automatically expire. The Board of Directors may at any time suspend, amend or terminate this Plan, provided that, except pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party, the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will increase the number of shares of common stock to be reserved for the issuance of options under the Plan; permit the granting of stock options to a class of persons other than those then-eligible to receive stock options under the Plan; or require shareholder approval under applicable law.

Federal Income Tax Consequences

        The following is a general description of the U.S. federal income tax consequences of option grants under the Plan, and does not attempt to describe all potential tax consequences. State and local tax treatment, which is not discussed below, may vary from such federal income tax treatment. Furthermore, tax consequences are subject to change and an optionee's particular situation may be such that some variation of the described rules applies. As a result, optionees are advised to consult their own tax advisors as to the tax consequences of participating in the Plan.

        Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. An optionee will recognize no income upon grant or exercise of an ISO. However, the amount by which the fair market value (at the time of exercise) of the option shares exceeds the exercise price paid for those shares will be included in the calculation of the optionee's alternative minimum tax.

        An optionee will generally recognize income, gain or loss, in the year in which the optionee makes a disposition of the ISO shares. If the optionee disposes of the shares more than two years after the date the ISO was granted and more than one year after the date the option was exercised, the optionee will recognize a long term capital gain equal to the excess of (i) the amount realized upon the disposition over (ii) the exercise price paid for the option shares. If the optionee disposes of the shares within the two-year or one-year periods, the optionee will recognize ordinary income at the time of the disqualifying disposition equal to the excess of (i) the fair market value of the shares on the option exercise date over (ii) the exercise price paid for those shares. If the disqualifying disposition is effected by means of an arm's length sale or exchange with an unrelated party, the ordinary income will be limited to the amount by which (i) the amount realized upon the disposition of the shares or (ii) their fair market value on the exercise date, whichever is less, exceeds the exercise price paid for the shares. Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares have been held for more than one year following the exercise date of the option.

        The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee realizes ordinary income.

        Certain options authorized to be granted under the Plan are intended or may be treated as NSOs for federal income tax purposes. No income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold federal income taxes, federal Medicare taxes and applicable Social Security taxes on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable as income from the sale or exchange of a capital asset. This gain will be long-term capital gain if the shares are held for more than one year prior to the sale.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to the Company's Chief Executive Officer or any of the Company's four highest compensated officers (other than the Chief Executive Officer) in any year. Under IRS regulations, in the event that any such officer makes a disqualifying disposition of an ISO or exercises an NSO, the Company's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility.

Proposal Three: Amendments to the Independent Director Stock Option Plan

        The Board of Directors has authorized, subject to shareholder approval, five amendments to the Company's Independent Director Stock Option Plan (the "Director Plan").

  •
  The first change increases by 350,000 shares, to a total of 500,000 shares, the number of    shares of common stock reserved for issuance upon exercise of options granted under the Director Plan.

  •
  The second change grants 15,000 option shares, which will be fully vested and immediately exercisable, to each Independent Director upon such Independent Director's initial appointment or election to the Board of Directors of the Company.

  •
  The third change increases by 10,000 shares, to a total 15,000, the number of option shares granted to each Independent Director upon such Independent Director's initial appointment or election, and upon reelection, to the Board of Directors, which options vest under the terms of the Director Plan.

  •
  The fourth change provides for a grant of options to purchase 10,000 shares of common stock to each Independent Director serving on October 25, 2001, the date on which the Board adopted the proposed amendments to the Director Plan, to reflect the foregoing increase in the annual grant from options to purchase 5,000 shares to options to purchase 15,000 shares.

  •
  The fifth change gives the Plan Administrator authority to grant additional options to Independent Directors on a discretionary basis.

        The Board of Directors believes that the amendments to the Director Plan are necessary to continue to attract and retain high quality personnel as directors in an increasingly competitive market and to provide added incentive to such persons by linking the value of their compensation to enhanced shareholder value, as reflected by an increase in the valuation of the Company. If the shareholders approve the proposed amendments to the Director Plan at the Annual Meeting, (i) any new

Independent Director, upon his or her initial appointment or election, will be granted an option to purchase 15,000 shares, which option will be fully vested and immediately exercisable upon grant; (ii) each Independent Director, upon his or her initial appointment or election and upon each subsequent reelection to the Board of Directors (including reelection at the Annual Meeting), will be granted an additional option to purchase 15,000 shares that will vest and become exercisable in accordance with the Plan; (iii) the options to purchase 10,000 shares that were granted to each current Independent Director by the Board in October 2001 will become effective, and fully vested and exercisable; and (iv) the Plan Administrator may award, up to the limits of the Plan, discretionary option grants to Independent Directors.

        The Board of Directors determined the estimated number of shares recommended to be reserved for issuance under the Director Plan based on the number of shares reserved for issuance upon the exercise of outstanding option grants to current Independent Directors and expected future grants to Independent Directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING AMENDMENTS TO THE COMPANY'S INDEPENDENT DIRECTOR STOCK OPTION PLAN.

Summary of the Plan

        The Director Plan was originally adopted by the Board in February 2000 and approved by the shareholders in June 2000. The Company currently has seven Independent Directors.

        The Director Plan permits the Company to grant NSOs to the Company's Independent Directors. Under the Director Plan, as proposed to be amended, each Independent Director will be granted, upon his or her initial appointment or election, an option to purchase 15,000 shares of common stock that will be fully vested and immediately exercisable. Each Independent Director also will be granted, upon his or her initial appointment and upon each subsequent reelection to the Board of Directors, an option to purchase 15,000 shares that will vest in full on the earlier of (i) the day prior to the date of the Company's annual meeting of shareholders next following the date of the grant or (ii) one year from the date of grant, provided the Independent Director continues to serve as a director through the vesting date. If an Independent Director ceases to be a director for any reason other than death or disability before his or her term expires, then any outstanding unvested options issued under the Director Plan to such Independent Director will be forfeited. If any options awarded under the Director Plan are forfeited, the shares subject to such options will again be available for option grants under the Director Plan. If an Independent Director is unable to continue his or her service as a director as a result of his or her disability or death, all unvested options issued under the Director Plan to such Independent Director will become vested immediately as of the date of disability or death. In the event of a merger, consolidation or plan of exchange to which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, any unvested options issued under the Director Plan will vest automatically upon the closing of such transaction. No Independent Director may transfer any interest in unvested options issued under the Director Plan to any person other than to the Company.

        The exercise price of options issued under the Director Plan is the average closing price of the Company's common stock as reported on the Nasdaq National Market during the ten trading days prior to the date of grant. The options will expire on the tenth anniversary of the date of grant.

        The Board of Directors has reserved a total of 500,000 shares of common stock for issuance under the Director Plan. Unless earlier suspended or terminated by the Board, the Director Plan will continue in effect until the earlier of: (i) ten years from the date on which it was adopted by the Board, or (ii) the date on which all shares available for issuance under the Director Plan have been issued. The Plan may be administered by the Board of Directors or by a committee of directors and officers of the Company, except that only the Board of Directors may suspend, amend or terminate the

Director Plan. The Director Plan is administered in accordance with Section 162(m) of the Internal Revenue Code and the regulations thereto.

Federal Income Tax Consequences

        Options granted under the Director Plan are treated as NSOs for U.S. federal tax purposes. For information regarding the federal income tax consequences of grants of options that are NSOs, see the discussion on NSOs and Section 162(m) in the "Federal Income Tax Consequences" section of Proposal Two.

        Optionees are advised to consult their own tax advisors as to the tax consequences of participating in the Director Plan.

Proposal Four: Approval Of Special Option Grants To The Company's Independent Directors

        The Board of Directors has authorized, subject to shareholder approval, a special grant of options to purchase an aggregate of 57,232 shares of the Company's common stock to the seven Independent Directors serving as of October 24, 2001. Pursuant to the special grant, Messrs. Brouwer, Cowell, Lack, Owens, Ratliffe and Reimer each received an option to purchase 8,867 shares of common stock and Ms. Brandwynne received an option to purchase 4,030 shares of common stock. Such options vest and are exercisable upon approval of the shareholders and are exercisable at $15.00 per share until they expire on October 24, 2011.

        In October 2001, the Board authorized the award of special, non-routine stock options to employees of the Company, including the executive officers, and the Independent Directors, who held options with exercise prices greater than $16.00. The Board approved this special option grant because it is philosophically committed to the concept of employees and Independent Directors as owners of the Company and to maintain the incentive value of the Company's option program. The Board felt it appropriate to make the special option grants due to the very substantial and sustained decline in the overall stock market and particularly in small cap technology stocks. The Company intends to provide long-term incentives through its regular annual option grant program and, together with the annual grant program, the special grants help advance the Board's ownership philosophy.

        These options were granted to the Independent Directors outside the Plan and the Director Plan because:

  •
  Independent Directors are ineligible to participate under the Plan; and

  •
  the Director Plan provided only for "automatic" grants in connection with the election or appointment, and reelection, of directors, and the administrator of the Director Plan was not authorized to make discretionary option grants.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SPECIAL NON-PLAN OPTION GRANTS MADE TO THE COMPANY'S INDEPENDENT DIRECTORS.

Federal Income Tax Consequences

        Special grants of options are treated as NSOs for U.S. federal tax purposes. For information regarding the federal income tax consequences of grants of options that are NSOs, see the discussion on NSOs and Section 162(m) in the "Federal Income Tax Consequences" section of Proposal Two.

        Optionees are advised to consult their own tax advisors as to the tax consequences of receiving special grants of options.

OTHER BUSINESS

        We know of no other matters to be voted on at the Annual Meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

EXECUTIVE COMPENSATION AND OTHER MATTERS

        Executive officers are appointed by our Board of Directors and hold office until their successors are elected and duly qualified. In addition to Messrs. Rutkowski, Willey, and Raisig, who also serve as directors of the Company, the following persons serve as executive officers of the Company:

        William L. Sydnes has served as Chief Operating Officer of the Company since June 2001. Prior to joining the Company, from 1998 to 2000, Mr. Sydnes was Vice President, Product Development and Operations with SENSAR, Inc., a New Jersey-based firm that developed identification technology that verifies the identity of an individual utilizing the unique patterns of the iris of an individual's eyes. From 1994 to 1997, Mr. Sydnes was President and CEO for Sarnoff Real Time Corporation, which developed a family of scaleable massively parallel streaming servers. Mr. Sydnes was President of Commodore International Services Corporation, and served IBM for 18 years as a business unit manager for low-end systems where he helped define the base architecture for the IBM PC, XT, AT and PCjr. Mr. Sydnes holds a B.S. from Florida Atlantic University.

        Clarence T. Tegreene has served as Chief Technology Officer of the Company since October 2001. Mr. Tegreene joined the Company in 1997 and served as Intellectual Property Counsel. Prior to joining the Company, from 1992 to 1997, Mr. Tegreene was an Associate with Seed & Berry, LLP, an intellectual property law firm in the Northwest, where he specialized in patent prosecution and related IP matters. From 1989 to 1992, Mr. Tegreene was an Associate with Cravath Swaine & Moore, a New York general practice law firm, where he specialized in corporate transactional work. Mr. Tegreene holds an M.S.E.E. degree from Georgia Tech and a J.D. (Law Review) from New York University. Before pursuing a law career, he was a research and design engineer at Motorola where he designed optical and microwave systems and components. Mr. Tegreene holds two patents relating to optical technology. Mr. Tegreene is a member of the Washington State Bar and is registered to practice before the U.S. Patent and Trademark Office.

        Dr. V. G. Veeraraghavan has served as Senior Vice President, Research & Product Development of the Company since July 2001. Prior to joining the Company, from 1998 to 2001, Dr. Veeraraghavan served in senior management with Standard MEMS, a MEMS semiconductor fabrication, end-product packaging and systems integration firm. During his service with Standard MEMS, Dr. Veeraraghavan was, first, Vice President of its operations wafer foundry responsible for engineering and production of MEMS wafers and, second, was Vice President Business Development. From 1991 to 1998, Dr. Veeraraghavan served in various management positions at Lexmark International, Inc., a developer and manufacturer of novel color laser and inkjet solutions. Dr. Veeraraghavan holds an M.S. and a Doctorate in Materials Engineering from Purdue University and an M.B.A. from the University of Kentucky. He also received a B.S. in Science from the University of Madras (India) and a B.S. in Metallurgy from the Indian Institute of Science.

        Andrew U. Lee has served as Vice President, Sales of the Company since 1997. Prior to joining the Company, from 1992 to 1997, Mr. Lee was Senior Director, National Systems Sales for AEI Music Network, Inc., the largest audio-visual systems integrator in the United States. From 1988 to 1991, Mr. Lee was Vice President of Sales and Marketing for ADB Industries, Inc., a manufacturer of precision mechanical assemblies for the medical, defense and aerospace industries. Mr. Lee holds a B.S. in Political Science from the University of California at Berkeley.

        Todd R. McIntyre has served as Vice President of Business Development of the Company since 1996. Mr. McIntyre's experience in emerging markets includes business development and marketing with development stage companies in a variety of technology segments including wireless telecommunications products and services, internet software products, and digital and print media. Mr. McIntyre holds an M.B.A. from Stanford University and a B.A. from Hendrix College.

        Thomas E. Sanko has served as Vice President of Marketing and Product Management at the Company since February 2001. Prior to joining the Company, from 1999 to 2001, Mr. Sanko was a consultant to Guidant Corp., a manufacturer of cardiovascular surgery products. From 1996 to 1999, Mr. Sanko was Business Manager at InControl, Inc., a manufacturer of electrophysiology products. Prior to 1996, Mr. Sanko served as Director of Marketing for Heart Technology, Inc., and earlier, for Davis and Geck. Both companies are medical device manufacturers. Mr. Sanko has an M.B.A. from the University of Michigan and a B.S. in Mechanical Engineering from the University of Pittsburgh.

        Jeff T. Wilson has served as Vice President, Accounting of the Company since April 2002, as Controller and Principal Accounting Officer of the Company since August 1999 and as Director of Accounting of the Company from August 1999 to March 2002. Prior to joining the Company, from 1991 to 1999 Mr. Wilson served in various accounting positions for Siemens Medical Systems, Inc., a developer and manufacturer of medical imaging equipment. Prior to 1991, Mr. Wilson served as a manager with the accounting firm Price Waterhouse (currently PricewaterhouseCoopers LLP). Mr. Wilson is a certified public accountant. Mr. Wilson holds a B.S. in Accounting from Oklahoma State University.

        Richard A. James has served as Director of Manufacturing Operations of the Company since January of 2001, and as Manufacturing Engineering Manager since February of 2000. Prior to joining the Company, from 1989 to 2000, Mr. James was an Engineering Manager at Raytheon Systems Company (formerly Hughes Aircraft Company), a large defense electronics contractor, where he lead the design, development, and manufacture of complex electro-optical test equipment for factory and maintenance applications. Mr. James holds a B.S. in Optical Engineering from the University of Rochester, New York.

How We Compensate Executive Officers

        The following table sets forth the compensation awarded or paid to or earned by our Chief Executive Officer and our next four most highly compensated executive officers (the "Named Executive Officers"):

					Long-term Compensation Awards Securities Underlying Options(#)
	Annual Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation(1) ($)
Richard F. Rutkowski, Chief Executive Officer and President	2001 2000 1999	285,000 225,000 200,000	185,000 200,000 90,000	48,069 37,925 102,304	242,040 300,000 —
Stephen R. Willey, Executive Vice President	2001 2000 1999	245,000 185,000 170,000	145,000 127,000 70,000	31,037 14,705 87,856	86,628 72,000 —
Richard A. Raisig, Chief Financial Officer and Vice President, Operations	2001 2000 1999	215,000 170,000 150,000	110,000 105,000 60,000	55,819 378,587 74,195	142,210 204,000 —
William L. Sydnes(2) Chief Operations Officer	2001	94,957	55,000	69,483	285,000
Clarence T. Tegreene Chief Technology Officer	2001	136,991	46,575	76,206	111,094

(1)
All Other Compensation amounts for 2001 include gains resulting from the exercise of nonqualified stock options reported as income of $19,597 and $76,206 for Mr. Raisig and Mr. Tegreene, respectively. The amounts also include payment of relocation expenses of $69,028 for Mr. Sydnes. The amounts also include forgiveness of $48,069, $31,037, $36,222, and $454 of interest for Messrs. Rutkowski, Willey, Raisig, and Sydnes, respectively, under the Company's Executive Option Exercise Note Plan and Executive Loan Plan. For descriptions of the two plans, "Executive Loan Plans" below. No Restricted Stock Awards or Long-Term Incentive Plan payments were made as of December 31, 2001.

  All Other Compensation amounts for 2000 include unrealized gains resulting from the exercise of nonqualified stock options reported as income of $23,900 and $362,930 for Messrs. Rutkowski, and Raisig, respectively. The amounts also include forgiveness of $14,000, $14,700 and $15,700 of interest for Messrs. Rutkowski, Willey and Raisig, respectively, under the Company's Executive Option Exercise Note Plan and Executive Loan Plan. For descriptions of the two plans, see "Executive Loan Plans" below.

  All Other Compensation amounts for 1999 include special bonuses of $100,000, $80,000 and $70,000 awarded to Messrs. Rutkowski, Willey and Raisig, respectively, in connection with the redemption of the Company's publicly traded warrants. The amounts also include forgiveness of $2,304, $7,856 and $4,915 of interest for Messrs. Rutkowski, Willey and Raisig, respectively, under the Company's Executive Option Exercise Note Plan. For a description of the Executive Option Exercise Note Plan, see "Executive Loan Plans" below.

(2)
Mr. Sydnes joined the Company as Chief Operating Officer in June 2001.

Stock Option Grants in the Last Fiscal Year

        The following table sets forth information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2001. All options were granted at an exercise price equal to or greater than the fair market value of our common stock as reflected by the closing price of the common stock on the Nasdaq National Market on the date of grant.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		% of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted(#)
Name			Exercise Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Richard F. Rutkowski(2)(7)	242,040	10.2%	15.00	10/24/2011	2,050,653	5,415,846
Stephen R. Willey(2)(7)	86,628	3.6%	15.00	10/24/2011	733,945	1,938,373
Richard A. Raisig(2)(7)	142,210	6.0%	15.00	10/24/2011	1,204,856	3,182,067
William L. Sydnes(2)(7)	85,000	3.6%	15.00	10/24/2011	720,152	1,901,945
William L. Sydnes(3)(7)	50,000	2.1%	20.00	6/27/2011	605,276	1,556,133
William L. Sydnes(4)(7)	50,000	2.1%	27.00	6/27/2011	255,276	1,206,133
William L. Sydnes(4)(7)	100,000	4.2%	34.00	6/27/2011	—	1,712,266
Clarence T. Tegreene(5)	16,094	0.7%	15.00	10/24/2011	136,354	360,117
Clarence T. Tegreene(6)	95,000	4.0%	15.00	10/26/2011	888,438	2,258,763

(1)
In accordance with Securities and Exchange Commission rules, these columns show gains that could accrue for the respective options, assuming that the market price of Microvision's common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the stock price is not greater than the exercise price at the time of exercise, then actual realized value from these options will be zero.

(2)
These options vest 25% at grant, 25% on December 31, 2001, 25% on March 31, 2002, and 25% on June 30, 2002.

(3)
This option vests 50% on December 31, 2001, 25% on March 31, 2002 and 25% on June 30, 2002.

(4)
This option vests in twelve equal quarterly installments beginning on September 30, 2002.

(5)
This option vests 25% at grant, 25% on April 24, 2002, 25% on October 24, 2002, and 25% on April 24, 2003.

(6)
This option vests in four equal annual installments, beginning on October 26, 2002.

(7)
This option becomes immediately vested and exercisable, through its termination date, upon the occurrence of certain events following a change in control. Upon termination of Messrs. Rutkowski, Willey, Raisig or Sydnes, without cause, options granted thereto will continue to vest and become exercisable until fully vested.

Aggregated Option Values as of Year End 2001

        The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 2001, by each of the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2001.

			Number of Securities Underlying Unexercised Options/SARs at Dec. 31, 2001(1)		Value of Unexercised In-the-Money Options at Dec. 31, 2001(2)
	Shares Acquired on Exercise
Name		Value Realized ($)			Exercisable ($)	Unexercisable ($)
			Exercisable	Unexercisable
Richard F. Rutkowski	20,000	163,500	538,871	421,020	629,552	—
Stephen R. Willey	—	—	342,939	171,314	904,020	—
Richard A. Raisig	3,984	19,597	310,837	207,106	219,956	—
William L. Sydnes	—	—	67,500	217,500	—	—
Clarence T. Tegreene	5,000	76,206	32,648	147,071	15,470	—

(1)
These amounts represent the total number of shares subject to stock options held by the named executive officers at December 31, 2001.

(2)
The value of unexercised in-the-money options is based on the difference between $14.24 (the fair market value of the Company's common stock as reflected by the closing price of the common stock on the Nasdaq National Market as of December 31, 2001) and the exercise price of such options multiplied by the number of shares issuable upon exercise thereof.

        In 1997, Mr. Rutkowski received options to purchase up to an aggregate of 340,000 shares of common stock for service to the Company through December 31, 2001, and Mr. Raisig received options to purchase up to an aggregate of 136,000 shares of common stock for service to the Company through December 31, 2000. In 1998, Mr. Willey received options to purchase up to an aggregate of 238,000 shares of common stock for service to the Company through December 31, 2002.

        In connection with the extension of their employment agreements, in April 2000, Mr. Rutkowski was granted options to purchase up to 300,000 shares of common stock for services to the Company during the period January 1, 2002, through December 31, 2004; Mr. Willey was granted options to purchase up to 72,000 shares of common stock for services to the Company during the period January 1, 2003, through December 31, 2003; and Mr. Raisig was granted options to purchase up to 204,000 shares of common stock for services to the Company during the period January 1, 2001, through December 31, 2003.

        In connection with his employment agreement, in June 2001, Mr. Sydnes was granted options to purchase up to 200,000 shares of common stock for services to the Company during the period June 27, 2001, through June 30, 2005. These options have ten-year terms and vest in 15 increments, 25,000 shares on December 31, 2001, 12,500 shares on March 31, 2002, 12,500 shares on June 30, 2002, and the remaining 150,000 shares vest equally in twelve quarterly installments beginning on September 30, 2002.

        All of these options have ten-year terms and vest quarterly. The options of Messrs. Rutkowski, Willey, Raisig, and Sydnes will vest immediately and become exercisable upon the occurrence of certain events following a change in control. Upon termination of Messrs. Rutkowski, Willey, Raisig or Sydnes, without cause, options granted thereto will continue to vest and become exercisable until fully vested.

        In October 2001, the Company issued additional grants as a means to re-establish and enhance the long-term incentive value of the Company's stock option policies for employees and Independent Directors. The Company issued 242,040, 86,628, 142,210, and 85,000 options to Messrs. Rutkowski, Willey, Raisig, and Sydnes, respectively. These grants were issued within the 1996 Plan. The conditions of these options issued are the same as those under the 1996 Plan, except for vesting. Vesting of Messrs. Rutkowski, Willey, Raisig and Sydnes options occurs with the first 25% vesting on the grant date and the remainder vesting 25% on December 31, 2001, 25% on March 31, 2002, and 25% on June 30, 2002.

Employment Agreements

        Effective October 1, 1997, the Company entered into an employment agreement with Mr. Rutkowski. Under the employment agreement, Mr. Rutkowski receives a base salary and an annual cash performance bonus in an amount determined by the Compensation Committee of the Board of Directors ("Compensation Committee"). Mr. Rutkowski also is entitled to all benefits offered generally to the Company's employees. In January 2001, the Compensation Committee adjusted Mr. Rutkowski's base salary to $285,000. In April 2000, the Compensation Committee extended the term of his employment agreement to December 31, 2004. Upon termination without cause, Mr. Rutkowski will be entitled to a severance payment of the greater of his current base salary, from the date of termination to December 31, 2004, or his current base salary for one year.

        Effective October 1, 1998, the Company entered into an employment agreement with Mr. Willey. Under the employment agreement, Mr. Willey receives a base salary and an annual cash performance bonus in an amount determined by the Compensation Committee. Mr. Willey also is entitled to all benefits offered generally to the Company's employees. In January 2001, the Compensation Committee adjusted Mr. Willey's base salary to $245,000. In April 2000, the Compensation Committee extended the term of his employment agreement to December 31, 2003. Upon termination without cause, Mr. Willey will be entitled to a severance payment of the greater of his current base salary, from the date of termination to December 31, 2003, or his current base salary for one year.

        Effective October 1, 1997, the Company entered into an employment agreement with Mr. Raisig. Under the employment agreement, Mr. Raisig receives a base salary and an annual cash performance bonus in an amount determined by the Compensation Committee. Mr. Raisig also is entitled to all benefits offered generally to the Company's employees. In January 2001, the Compensation Committee adjusted Mr. Raisig's base salary to $215,000. In April 2000, the Compensation Committee extended the term of Mr. Raisig's employment agreement to December 31, 2003. Upon termination without cause, Mr. Raisig will be entitled to a severance payment of the greater of his current base salary, from the date of termination to December 31, 2003, or his current base salary for one year.

        Effective June 27, 2001, the Company entered into an employment agreement with Mr. Sydnes. Under the employment agreement, Mr. Sydnes receives a base salary and an annual cash performance bonus in an amount determined by the Compensation Committee. Mr. Sydnes also is entitled to all benefits offered generally to the Company's employees. For his services, Mr. Sydnes' annual salary for 2001 was $215,000. The agreement also includes a $100,000 relocation allowance. The term of his employment agreement shall end June 30, 2005, unless the Agreement is extended by the parties. Upon termination without cause, Mr. Sydnes will be entitled to a severance payment of the greater of his current base salary, from the date of termination to June 30, 2003, or his current base salary for one year.

Executive Loan Plans

        The Company has adopted two loan plans under which Richard F. Rutkowski, Stephen Willey, Richard Raisig, and William L. Sydnes may borrow funds from the Company. Under the Executive Option Exercise Note Plan (the "Option Exercise Plan"), each executive may borrow up to two times their base salary from the Company, against full recourse promissory notes, to exercise options to purchase the Company's common stock. Under the Executive Loan Plan (the "Loan Plan"), adopted in July 2000, each executive may borrow funds from the Company on a line of credit. The combined borrowings under both facilities may not exceed three times an executive's base salary. Mr. Rutkowski was granted a borrowing limit increase of an additional $500,000 during 2001. At the end of each year, the Company will forgive the interest that accrues under the loans if the executive remains employed by the Company. In 2001, the Company forgave $48,069, $31,037, $36,222, and $454 of interest for Messrs. Rutkowski, Willey, Raisig, and Sydnes, respectively. For additional details regarding loan balances and terms, see "Certain Relationships and Related Transactions" on page 24.

Certain Tax Considerations Related to Executive Compensation

        As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, in the event that compensation paid by the Company to a "covered employee" (the chief executive officer and the next four highest paid employees) in a year were to exceed an aggregate of $1,000,000, the Company's deduction for such compensation could be limited to $1,000,000.

Report On Executive Compensation For 2001 By The Compensation Committee

Executive Compensation Philosophy

        The Compensation Committee of the Board of Directors is comprised of three Independent Directors. The Compensation Committee is responsible for evaluating compensation levels and compensation programs for executives and for making appropriate compensation awards for executive management.

        The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The Compensation Committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that incentivize and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

Executive Compensation Components

        Base Salary.    Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and of the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

        Incentive Bonus.    The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

        Stock Options.    The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on their responsibilities, past performance, expected contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

Compensation of Chief Executive Officer

        Based on the executive compensation policy and components described above, the Compensation Committee recommended the salary and incentive bonus received by Richard F. Rutkowski, the President and Chief Executive Officer of the Company for services rendered in fiscal 2001. Mr. Rutkowski received a base salary of $285,000 for 2001 and also earned a bonus of $185,000 for the year. In addition, Mr. Rutkowski was granted options to purchase 242,040 shares of common stock at an exercise price of $15.00 per share. One-quarter of these options were vested and exercisable upon grant, and the remainder vest in equal installments on December 31, 2001, March 31, 2002, and June 30, 2002. Mr. Rutkowski earned the bonus based upon achieving technical successes, progress made in the staffing and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology. The Company also forgave $48,069 in interest on $1,460,000 owed to the Company by Mr. Rutkowski under the Company's Executive Option Exercise Loan Plan and Executive Loan Plan.

Compensation Committee

Walter J. Lack, Chairman
William A. Owens
Robert Ratliffe

INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP

        The following table shows as of February 28, 2002, the number of shares of common stock held by all persons we know to beneficially own at least 5% of the Company's common stock, the Company's directors, the executive officers named in the executive compensation table on page 16 of this Proxy Statement, and all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Common Stock(2)
WM Advisors, Inc. 1201 Third Avenue 22nd Floor Seattle, WA 98101-3000	955,870	7.4%
Richard F. Rutkowski(3) c/o Microvision, Inc. 11910 North Creek Parkway Bothell, WA 98011	857,222	6.3%
Stephen R. Willey(4) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	547,831	4.1%

Richard A. Raisig(5) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	413,206	3.1%
Walter Lack(6) c/o Engstrom, Lipscomb & Lack 10100 Santa Monica Blvd., 16th Floor Los Angeles, CA 90067	202,504	1.6%
Jacqueline Brandwynne(7) c/o Brandwynne Corporation 649 Stone Canyon Road Los Angeles, CA 90077	112,986	*
William L. Sydnes(8) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	101,250	*
Clarence T. Tegreene(9) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	36,671	*
Robert Ratliffe(6) c/o Eagle River 2300 Carillon Point Kirkland, WA 98033-7353	32,517	*
Richard Cowell(6) c/o Microvision, Inc. 19910 North Creek Parkway Bothell, WA 98011	25,067	*
Jacob Brouwer(6) c/o Brouwer Claims 1200 West Pender Street, Suite 306 Vancouver, BC, Canada V6E2S9	24,867	*
William A. Owens(6) c/o Teledesic 1445 120th Avenue NE Bellevue, WA 98005	24,867	*
Dennis Reimer(6) P.O. Box 889 Oklahoma City, OK 71301	20,167	*
All executive officers and directors as a group (18 persons)(10)	2,754,414	18.3%

*
Less than 1% of the outstanding shares of common stock.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or convertible or may be exercised or converted within sixty days are deemed to be outstanding and to be beneficially owned by the person holding these options or warrants for the purpose of computing the number of shares beneficially owned and the percentage of ownership of the person holding these securities, but are not outstanding for the purpose of computing the percentage ownership of any other person or entity. Subject to community property laws where applicable, the Company believes that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby.

(2)
Percentage of common stock is based on 13,004,139 shares of common stock outstanding as of February 28, 2002.

(3)
Includes 624,381 shares issuable upon exercise of options.

(4)
Includes 378,596 shares issuable upon exercise of options.

(5)
Includes 363,389 shares issuable upon exercise of options.

(6)
Includes 18,867 shares issuable upon exercise of options.

(7)
Includes 79,686 shares issuable upon exercise of options and warrants.

(8)
Includes 101,250 shares issuable upon exercise of options.

(9)
Includes 36,671 shares issuable upon exercise of options.

(10)
Includes 1,976,778 shares issuable upon exercise of options and 70,656 shares issuable upon exercise of warrants.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on an initial $100 investment in the Company's common stock since December 31, 1996, to two indices: the Nasdaq Stock Market Index and an index of peer companies selected by the Company ("Peer Index"). The companies in the Peer Index are as follows: Kopin Corporation, Planar Corporation, and Three-Five Systems, Inc. The past performance of the Company's common stock is not an indication of future performance. We cannot assure you that the price of the Company's common stock will appreciate at any particular rate or at all in future years.

Date	Microvision	Nasdaq Stock Market Index	Company Determined Peer Index
12/31/96	100.00	100.00	100.00
12/31/97	350.00	122.48	118.33
12/31/98	325.00	172.68	114.78
12/31/99	765.25	320.89	400.31
12/31/00	437.50	193.01	274.70
12/31/01	356.00	153.15	294.54

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In August 2000, the Company entered into a five year consulting agreement with Jacqueline Brandwynne, a director of the Company. In consideration for entering into the agreement, the Company issued warrants to purchase an aggregate of 100,000 shares of common stock to Ms. Brandwynne. The warrants grant Ms. Brandwynne the right to purchase up to 100,000 shares of common stock at a price of $34.00 per share. The warrants vest over three years and the unvested portion of the warrants are subject to remeasurement at each balance sheet date during the vesting period. The original value of the warrants was estimated at $2,738,000. Due to fluctuations in the Company stock price, the value at December 31, 2001 was estimated at $1,720,000.

        The Company has adopted two executive loan plans under which Richard F. Rutkowski, Stephen R. Willey, Richard A. Raisig and William L. Sydnes may borrow funds from the Company. The following table lists certain information describing each executive's loans as of December 31, 2001.

	Option Exercise Plan	Loan Plan	Total
Mr. Rutkowski—
Balance outstanding	$138,000	$1,217,000	$1,355,000
Highest aggregate bal. during year	$218,000	$1,242,000	$1,460,000
Mr. Willey—
Balance outstanding	$183,000	$370,000	$553,000
Highest aggregate bal. during year	$185,000	$370,000	$555,000
Mr. Raisig—
Balance outstanding	—	$645,000	$645,000
Highest aggregate bal. during year	—	$645,000	$645,000
Mr. Sydnes—
Balance outstanding	—	$20,000	$20,000
Highest aggregate bal. during year	—	$20,000	$20,000
Other Information—
Interest Rate Range	4.64%-6.21%	5.43%-6.22%	4.64%-6.22%

        Under the Option Exercise Plan, each note is payable in full upon the earliest of (1) December 31, 2004; (2) the sale of all of the shares acquired with the note; (3) pro rata upon the partial sale of shares acquired with the note, or (4) within 90 days of the officer's termination of employment.

        Under the Loan Plan, the advances must be repaid within one year of the executive's termination of employment.

AUDIT COMMITTEE REPORT

Role of the Audit Committee

        The Audit Committee operates under a written charter adopted by the Board of Directors.

        The Audit Committee's primary role is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee provides advice, counsel and direction to management and the auditors on the basis of the information it receives and discussions with management and the auditors. The Audit Committee is also responsible for overseeing the engagement and independence of the Company's independent auditors.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

Membership and Meetings

        The Audit Committee is composed of four non-employee directors, each of whom is an "independent director" under the rules of the Nasdaq National Market governing the qualifications of audit committees. The Audit Committee held five meetings during the fiscal year ended December 31, 2001.

Review of the Company's Audited Financial Statements

        The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2001 with the Company's management and management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors for the fiscal year ended December 31, 2001, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee also reviewed with the independent auditors their judgments as to the quality and the acceptability of the Company's accounting principles and such other matters as are required to be discussed with audit committees under generally accepted accounting standards.

        The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with the firm its independence. Based on the review and discussions noted above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Charter of the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Limitations on Role and Responsibilities of Audit Committee and Use and Application of Audit Committee Report

        Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we are not, and we do not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that PricewaterhouseCoopers LLP is in fact "independent."

        This report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference.

Audit Committee
Richard A. Cowell, Chairman
Jacob Brouwer
Walter J. Lack
Dennis Reimer

INDEPENDENT ACCOUNTANTS

        Our independent auditors PricewaterhouseCoopers LLP billed the following fees to the Company in fiscal year 2001:

Audit Fees

        The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the year ended December 31, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the year ended December 31, 2001 were $138,230.

Financial Information Systems Design and Implementation Fees

        No fees were billed to the Company for professional services rendered by PricewaterhouseCoopers LLP relating to the design and implementation of the Company's financial information systems during the year ended December 31, 2001.

All Other Fees

        The aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP to the Company for the year ended December 31, 2001 was $76,165. These fees included fees billed for professional services rendered for the reviews of the Company's other SEC filings and for tax return preparation and related services in the amounts of $16,510 and $59,605, respectively.

        The Company's Audit Committee has considered whether the provision of services under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the accountants' independence and has determined that it is consistent with such independence.

        The Board of Directors has selected PricewaterhouseCoopers LLP to serve as the Company's independent accountants for fiscal year 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS

        In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2003 Annual Meeting, the written proposal must be received by the Company no later than December 17, 2002. Shareholder proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials and must contain the information required in our bylaws for shareholder proposals.

        If a shareholder proposal is not included in our proxy statement for the 2003 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by the Company not less than 60 nor more than 90 days prior to the meeting or, if less than 60 days' notice of the date of the meeting is given, by the 10th business day following the first public announcement of the meeting.

        You also may propose candidates for consideration by our Board for nomination as directors by writing to us. In order to nominate a director for election at next year's annual meeting of shareholders, you must notify us not fewer than 60 nor more than 90 days in advance of the meeting or, if later, by the 10th business day following the first public announcement of the meeting. The proposal must contain the information required in our bylaws for director nominations.

        The Board of Directors or Chairman of the meeting may determine that a proposed nomination was not made in accordance with the required procedures and, if so, disregard the nomination.

        If you wish to obtain a free copy of our bylaws or make proposals or nominate candidates for the Board, please contact Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011, Attention: Investor Relations.

ADDITIONAL INFORMATION

ANNUAL REPORT

        The Company's Annual Report for the fiscal year ended December 31, 2001, was first mailed to the shareholders of the Company with this Proxy Statement on or about April 16, 2002. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Report on Executive Compensation for 2001 by the Compensation Committee," "Audit Committee Report" and "Stock Performance Graph" will not be deemed incorporated, unless otherwise specifically provided in such filing.

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the SEC, excluding exhibits, and the 1996 Stock Option Plan, the Independent Director Stock Option Plan and form of special option grants to the Independent Directors filed with the Proxy Statement may be obtained by shareholders without charge by written request to Investor Relations, Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011-3008, telephone (425) 415-6847, or may be accessed on the Internet at www.sec.gov.

VOTING BY TELEPHONE OR THE INTERNET

        Provision has been made for you to vote your shares of common stock by telephone or via the Internet. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

        Votes submitted by telephone or via the Internet must be received by 5:00 p.m., Seattle, Washington time, on May 19, 2002. Submitting your vote by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

        The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

                      By Order of the Board of Directors,

                      Richard F. Rutkowski
                       President and
                      Chief Executive Officer

April 16, 2002
Bothell, Washington

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
MICROVISION, INC.

May 20, 2002

\/    Please Detach and Mail in the Envelope Provided    \/

PROXY
MICROVISION, INC.
Annual Meeting, May 20, 2002
PROXY SOLICITED BY BOARD OF DIRECTORS

The Annual Meeting of Shareholders of Microvision, Inc.,
will be held on May 20, 2002, at 9:00 a.m., Pacific Daylight Time, at the
Olympic Ballroom of the Bellevue Club,
11200 Southeast Sixth Street, Bellevue, Washington

        The undersigned hereby appoints Richard F. Rutkowski and Richard A. Raisig, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Microvision, Inc. (the "Company") on May 20, 2002, and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following matters proposed by the Board of Directors:

(Continued and to be signed on the other side.)

A	☒	Please mark your votes as in this example
		FOR the nominees	WITHHOLD AUTHORITY to vote for the nominees					FOR	AGAINST	ABSTAIN
1.	Election of Directors:	☐	☐	Nominees:	Richard F. Rutkowski Stephen R. Willey Richard A. Raisig Jacqueline Brandwynne Jacob Brouwer Richard A. Cowell Walter J. Lack	2.	Proposal to amend the Company's 1996 Stock Option Plan by increasing the number of shares of common stock reserved for issuance upon exercise of options by 2,500,000 to a total of	☐	☐	☐
Shareholders may withhold authority to vote					William A. Owens		8,000,000 shares:
for any particular nominee by lining through or					Robert A. Ratliffe
otherwise striking out the name of any nominee.					Dennis Reimer	3.	Proposal to amend the Independent Director Stock	☐	☐	☐
							Option Plan by (a) increasing the plan to 500,000 shares; (b) adding a grant of 15,000 fully vested options to Independent Directors upon initial appointment or election; (c) increasing the grant to Independent Directors upon appointment or election and reelection to 15,000 shares that vest under plan terms; (d) granting options for 10,000 shares to Independent Directors serving on October 25, 2001; and (e) permitting discretionary grants of options:
						4.	Proposal to approve a special grant of options to purchase an aggregate of 57,232 shares of common stock made to Independent Directors of the Company on October 24, 2001:	☐	☐	☐
						5.
							Transaction of any business that properly comes before the meeting or any adjournments thereof and matters incident to the conduct of the meeting. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

						The shares represented by this proxy will be voted as specified above, but if no specification is made, this proxy will be voted FOR the election of directors, FOR the amendment to the Stock Option Plan, FOR the amendments to the Independent Director Stock Option Plan and FOR the approval of a special grant of options to Independent Directors of the Company. The proxies may vote in their discretion as to other matters that may come before this meeting.
Signature or Signatures	Date	, 2002

Note: Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

ANNUAL MEETING OF SHAREHOLDERS of

MICROVISION, INC.

May 20, 2002

Co. #	Acct. #

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS --> /      /

MICROVISION, INC.

INDEPENDENT DIRECTOR
STOCK OPTION PLAN

MICROVISION, INC.
INDEPENDENT DIRECTOR STOCK OPTION PLAN

i

9.	Adjustments On Changes in Capitalization		4
	9.1	Stock Splits, Capital Stock Adjustments	4
	9.2	Effect of Certain Events	4
		(a) Change in Control	4
		(b) Liquidation; Dissolution	4
		(c) Recapitalizations	4
	9.3	Fractional Shares	5
	9.4	Determination of Board to Be Final	5
10.	Securities Regulations		5
11.	Amendment and Termination		5
	11.1	Plan	5
	11.2	Automatic Termination	5
12.	Miscellaneous		6
	12.1	Time of Granting Options	6
	12.2	No Status as Shareholder	6
	12.3	Reservation of Shares	6
13.	Effectiveness of This Plan		6

ii

        1.    Purpose.    The purpose of the Independent Director Stock Option Plan (the "Plan") is to provide a means by which Microvision, Inc. (the "Company"), may attract and retain the best available personnel as non-employee directors of the Company ("Independent Directors") and of its subsidiaries and to provide added incentive to such persons by increasing their ownership interest in the Company.

        2.    Administration.    This Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee of the Board to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board may suspend, amend or terminate this Plan as provided in Section 11.1. The administrator of this Plan is referred to as the "Plan Administrator."

            2.1    Procedures.    The Board shall designate one member of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

            2.2    Powers.    Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5; (b) to determine, in accordance with Section 5.2 of this Plan, the exercise price per share of options; (c) to interpret this Plan; (d) to prescribe, amend and rescind rules and regulations relating to this Plan; (e) to determine the terms and provisions of each option granted and, with the consent of the Optionee, modify or amend each option; (f) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (g) to waive or modify any term or provision contained in any option applicable to the underlying shares of common stock of the Company (the "Common Stock"); (h) to authorize any executive officer to execute on behalf of the Company any instrument required to effectuate the grant of an option; and (i) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

            2.3    Limited Liability.    No member of the Board or the Plan Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

            2.4    Securities Exchange Act of 1934.    At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, proposed and final, thereunder, as all may be amended from time to time.

        3.    Stock Subject to This Plan.    Subject to adjustment as provided below and in Section 9 hereof, the stock subject to this Plan shall be the Common Stock, and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 500,000 shares as such Common Stock was constituted on the date on which this Plan was first adopted by the Board as set forth on the last page hereof. If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this

1

Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

        4.    Eligibility.    The Plan Administrator shall award options to any current or future Independent Director of the Company, and may award options to any current or future non-employee director of any subsidiary thereof. As used in this Plan, the term "subsidiary" of the Company shall mean any corporation or other business entity in which the Company owns, directly or indirectly, stock or other equity interests equal to 50% or more of the total combined voting power of all classes of stock or other equity interests thereof. To the extent that the Plan Administrator awards options hereunder to a non-employee director of any subsidiary of the Company, the term "Independent Director" as used herein shall refer to such person and the term "Company," as required by the context, shall refer to the subsidiary and not to Microvision, Inc. Any party to whom an option is granted under this Plan is referred to as an "Optionee."

        5.    Independent Director Stock Options.

            5.1    Awards.

              (a)    Mandatory Awards.    The Plan Administrator shall grant to each Independent Director (i) an option to purchase 15,000 shares of Common Stock on the date upon which he or she is first elected or appointed to the Board, such option to be fully vested and exercisable as of the date of election or appointment, and (ii) an option to purchase an additional 15,000 shares of Common Stock on the date upon which he or she is (A) first elected or appointed to the Board and (B) subsequently reelected to the Board, which options shall vest in accordance with Section 5.3.

              (b)    Discretionary Awards.    The Plan Administrator shall have the authority, but not the obligation, to grant to each or any Independent Director an option to purchase any number of shares of Common Stock as the Plan Administrator may in its discretion determine, subject to the limitations set forth in Section 3, which option shall vest and shall have an exercise price as the Plan Administrator may in its discretion determine.

              (c)    Special One-Time Grant.    The Plan Administrator shall grant to each Independent Director serving as of October 25, 2001, an option to purchase 10,000 shares of Common Stock, which option shall have a grant date of October 25, 2001, shall have an exercise price determined in accordance with Section 5.2 and shall vest concurrently with the options granted under the Plan to Independent Directors on June 6, 2001.

            5.2    Exercise Price.    The exercise price of options issued under the Plan will be the average closing price of the Company's Common Stock as reported on the Nasdaq National Market or, if the Common Stock is no longer listed thereon, such other principal exchange or market (including the over-the-counter market) for the Company's Common Stock, during the ten (10) trading days prior to the date of grant.

            5.3    Vesting.    To ensure that the Company will achieve the purposes of and receive the benefits contemplated in this Plan, options granted pursuant to the Plan will become vested in full as of the earlier of (i) the day prior to the date of the Company's Annual Meeting of Shareholders next following the date of grant, or (ii) one year from the date of grant, provided the Independent Director continues to serve as an Independent Director of the Company or is employed by the Company or a subsidiary of the Company as of such vesting date.

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            5.4    Nontransferability.    Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

            5.5    Termination of Options.

              (a)    Generally.    Unless earlier termination results from the application of the provisions of this Section 5.5, each option granted hereunder shall expire and all rights of the Optionee thereunder shall cease and terminate on the tenth anniversary of the date of its grant.

              (b)    Disability or Death.    If an Optionee is unable to continue his or her service as an Independent Director of the Company as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code) or death, all unvested options issued under the Plan to such Optionee will become vested immediately as of the date of disability or death. In such an event, the option may be exercised at any time before the earlier of (i) the expiration date of the option or (ii) twelve (12) months after the date of (A) permanent and total disability or (B) death (by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution), for up to the full number of shares of Common Stock covered thereby.

              (c)    Failure to Exercise Option; Expiration.    To the extent that an Optionee fails to exercise an option within the period provided in this Section 5.5, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

        6.    Option Agreements.    Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

        7.    Exercise.

            7.1    Procedure.    Subject to Section 5.3 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 9 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is being exercised, together with payment in full of the exercise price and any applicable withholding taxes.

            7.2    Payment.    Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be by personal, bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The

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    Plan Administrator may determine at any time before exercise that additional forms of payment will be permitted.

            7.3    Withholding.    Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right, subject to applicable law, to withhold such amount from any other amounts due or to become due from the Company to the Optionee, or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company, to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

            7.4    Conditions Precedent to Exercise.    The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

        8.    Foreign Qualified Grants.    Options under this Plan may be granted to Independent Directors of the Company who reside in foreign jurisdictions. The Board may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give Optionees favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

        9.    Adjustments On Changes in Capitalization.

            9.1    Stock Splits, Capital Stock Adjustments.    The aggregate number of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and each such option shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

            9.2    Effect of Certain Events.

              (a)    Change in Control.    In the event of a Change in Control (hereinafter defined), any unvested options issued under the Plan will vest automatically upon the closing of the event causing the Change in Control. For the purpose of this Section 9.2, a "Change in Control" means the sale of more than 50% of the voting control of the Company or its business to a third party, whether by means of merger, triangular merger, consolidation, sale of stock, sale of assets or similar transaction, but excluding (i) any transaction among affiliated persons that does not result in a material change in ultimate ownership of the Company by individuals, or (ii) any transaction for the principal purpose of funding the operations of the Company.

              (b)    Liquidation; Dissolution.    If the Company is liquidated or dissolved, options shall be treated in accordance with Section 9.2(a).

              (c)    Recapitalizations.    If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, (other than in the case of a Change in Control) appropriate adjustment shall be made by the Company in the number and kind of shares issuable on exercise of the Options granted hereunder, so that the Optionee's proportionate interest before and after the occurrence of the event is maintained.

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            9.3    Fractional Shares.    If the number of shares covered by any option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

            9.4    Determination of Board to Be Final.    All adjustments under this Section 9 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        10.    Securities Regulations.    Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

        As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

        11.    Amendment and Termination.

            11.1    Plan.    The Board may at any time suspend, amend or terminate this Plan, provided that, the approval of the Company's shareholders is necessary within twelve (12) months before or after the adoption by the Board of any amendment that will:

              (a)  increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

              (b)  permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

              (c)  require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

            11.2    Automatic Termination.    Unless earlier suspended or terminated by the Board, the Plan will continue in effect until the earlier of: (i) ten (10) years from the date on which it was adopted by the Board, or (ii) the date on which all shares available for issuance under the Plan have been issued. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the

5

    consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

        12.    Miscellaneous.

            12.1    Time of Granting Options.    The date of grant of an option shall, for all purposes, be the date on which the Independent Director is elected, re-elected or appointed to the Board, and the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

            12.2    No Status as Shareholder.    Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

            12.3    Reservation of Shares.    The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

        13.    Effectiveness of This Plan.    This Plan shall become effective on the date on which it is adopted by the Board. No option granted under this Plan to any Independent Director of the Company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.

Plan adopted by the Board on February 16, 2000.

Plan approved by the shareholders on June 22, 2000.

Plan amended by the Board on October 19, 2000.

Plan amended by the Board on February13, 2001.

Plan amended by the Board on October 25, 2001.

Plan amended by the Board on December 20, 2001.

Plan amended by the Board on February 13, 2002.

6

MICROVISION, INC.

1996 STOCK OPTION PLAN,
AS AMENDED

i

10.	Option Agreements		7
11.	Adjustments On Changes in Capitalization		7
	11.1	Stock Splits, Capital Stock Adjustments	7
	11.2	Effect of Merger, Sale of Assets, Liquidation or Dissolution	7
		(a) Mergers, Sale of Assets, Other Transactions	7
		(b) Liquidation; Dissolution	7
	11.3	Fractional Shares	7
	11.4	Determination of Board to Be Final	8
12.	Securities Regulations		8
13.	Amendment and Termination		8
	13.1	Plan	8
	13.2	Options	9
	13.3	Automatic Termination	9
14.	Miscellaneous		9
	14.1	Time of Granting Options	9
	14.2	No Status as Shareholder	9
	14.3	Status as an Employee	9
	14.4	Reservation of Shares	9
15.	Effectiveness of This Plan		9

ii

MICROVISION, INC.

1996 STOCK OPTION PLAN,
AS AMENDED

        1.    Purpose.    The purpose of the 1996 Stock Option Plan (the "Plan") is to provide a means by which Microvision, Inc. (the "Company"), may attract, reward, and retain the services or advice of current or future employees, officers, consultants or independent contractors of, and other advisors to, the Company and to provide added incentives to them by encouraging stock ownership in the Company.

        2.    Administration.    This Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate this Plan as provided in Section 13, and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company. The administrator of this Plan is referred to as the "Plan Administrator."

            2.1    Procedures.    The Board of Directors shall designate one member of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

            2.2    Powers.    Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5, including Incentive Stock Options and Non-Qualified Stock Options, and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option; (b) to determine, in accordance with Section 5.1(f) of this Plan, the fair market value of the shares of Common Stock subject to options; (c) to determine the exercise price per share of options; (d) to determine the Optionees to whom, and the time or times at which, options shall be granted and the number of shares of Common Stock to be represented by each option; (e) to interpret this Plan; (f) to prescribe, amend and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the Optionee, modify or amend each option; (h) to reduce the exercise price per share of outstanding and unexercised options; (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (j) to waive or modify any term or provision contained in any option applicable to the underlying shares of Common Stock; (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan Administrator; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

            2.3    Limited Liability.    No member of the Board of Directors or the Plan Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

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            2.4    Securities Exchange Act of 1934.    At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, proposed and final, thereunder, as all may be amended from time to time, and each member of the Plan Administrator shall be a "disinterested director" and an "outside director" within the meaning of such Rule 16b-3 and Section 162(m), respectively.

        3.    Stock Subject to This Plan.    Subject to adjustment as provided below and in Section 11 hereof, the stock subject to this Plan shall be the Company's common stock (the "Common Stock"), and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 8,000,000 shares, as such Common Stock was constituted on the date on which this Plan was last amended by the Board as set forth on the last page hereof. If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

        4.    Eligibility.

            4.1    Optionees.    The Plan Administrator may award options to any current or future employee, officer, consultant or independent contractor of, or other advisor to, the Company or its subsidiaries. Non-employee directors of the Company shall not be eligible to participate in the Plan. Any party to whom an option is granted under this Plan is referred to as an "Optionee."

            4.2    Subsidiaries.    As used in this Plan, the term "subsidiary" of a company shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock having 50% or more of the total combined voting power of all classes of stock thereof.

        5.    Awards.    The Plan Administrator, from time to time, may take the following actions, separately or in combination, under this Plan: (a) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to any employee of the Company or its subsidiaries, as provided in Section 5.1 of this Plan; (b) grant options other than Incentive Stock Options ("Non-Qualified Stock Options"), as provided in Section 5.2 of this Plan; (c) grant options to officers, employees and others in foreign jurisdictions, as provided in Section 7 of this Plan; and (d) grant options in certain acquisition transactions, as provided in Section 8 of this Plan. No employee may be granted options to acquire more than 100,000 shares in any fiscal year of the Company.

            5.1    Incentive Stock Options.    Incentive Stock Options shall be subject to the following terms and conditions:

              (a)  Incentive Stock Options may be granted under this Plan only to employees of the Company or its subsidiaries, including employees who are directors.

              (b)  No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any

2

      subsidiary, exceeds $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

              (c)  An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the Common Stock subject to the option on the date the option is granted, as described in Section 5.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.

              (d)  Except as provided in Section 5.5 of this Plan, no Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the Company and the Optionee has been so employed continuously since the date such option was granted.

              (e)  Subject to Sections 5.1.(c) and 5.1.(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.

              (f)    The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

              (g)  The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

            5.2    Non-Qualified Stock Options.    Non-Qualified Stock Options shall be subject to the following terms and conditions:

              (a)  The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan Administrator. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 5.1(f).

              (b)  Unless otherwise established by the Plan Administrator, any Non-Qualified Stock Option shall terminate ten years after the date it is granted.

            5.3    Vesting.    To ensure that the Company will achieve the purposes of and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to the vesting schedule, if any, established by the Plan Administrator and set forth in the Option Agreement issued to each Optionee.

3

            5.4    Nontransferability.    Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

            5.5    Termination of Options.

              (a)    Generally.    Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the Company terminates for any reason other than for cause, resignation in lieu of dismissal, retirement, disability or death, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

              (b)    For Cause; Resignation.    Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement:

                (i)    If an Optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal, and such Optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include (i) the violation by the Optionee of any reasonable rule or policy of the Company; (ii) any willful misconduct or gross negligence by the Optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an Optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company; (v) unauthorized disclosure of confidential information; or (vi) the Optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company. "Resignation in lieu of dismissal" shall mean a resignation by an Optionee of employment with or service to the Company if (i) the Company has given prior notice to such Optionee of its intent to dismiss the Optionee for circumstances that constitute cause, or (ii) within two months of the Optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

                (ii)  If an Optionee resigns from the Company, the right of the Optionee to exercise his or her option shall be suspended for a period of two months from the date of resignation, unless the chief executive officer of the Company or the Board of Directors determines otherwise in writing. Thereafter, unless there is a determination that the Optionee resigned in lieu of dismissal, the option may be exercised at any time before the earlier of (i) the expiration date of the option (which shall have been similarly suspended) or (ii) the expiration of three months after the date of resignation, for that portion of the Optionee's option that was exercisable at the time of such resignation (provided the conditions of Section 6.4

4

        and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

              (c)    Retirement.    Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if an Optionee's employment or service with the Company is terminated with the Company's approval for reasons of age, the Option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of three months after the date of such termination of employment or service, for that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

              (d)    Disability.    Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if an Optionee's employment or relationship with the Company terminates because of a permanent and total disability (as defined in Section 22(e)(3) of the Code), the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of such termination, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

              (e)    Death.    Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, in the event of the death of an Optionee while employed by or providing service to the Company, the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

              (f)    Extension of Exercise Period Applicable to Termination.    The Plan Administrator, at the time of grant or at any time thereafter, may extend the one-month, three-month and 12-month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of an Incentive Stock Option shall be subject to the written agreement and acknowledgment by the Optionee that the extension or modification disqualifies the option as an Incentive Stock Option.

              (g)    Failure to Exercise Option.    To the extent that the option of any deceased Optionee or of any Optionee whose employment or service terminates is not exercised within the applicable period, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

              (h)    Transfers; Leaves.    For purposes of this Section 5.5, a transfer of employment or other relationship between or among the Company and/or any subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 5.5, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is

5

      on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

        6.    Exercise.

            6.1    Procedure.    Subject to the provisions of Section 5.3 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 8 or Section 11 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

            6.2    Payment.    Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be in cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan Administrator may determine at the time the option is granted for Incentive Stock Options, or at any time before exercise for Non-Qualified Stock Options, that additional forms of payment will be permitted.

            6.3    Withholding.    Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

            6.4    Conditions Precedent to Exercise.    The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

        7.    Foreign Qualified Grants    Options under this Plan may be granted to officers and employees of the Company and other persons described in Section 4 who reside in foreign jurisdictions as the Plan Administrator may determine from time to time. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give Optionees favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

        8.    Corporate Mergers, Acquisitions, Etc.    The Plan Administrator may also grant options under this Plan having terms, conditions and provisions that vary from those specified in this Plan provided that such options are granted in substitution for, or in connection with the assumption of, existing options granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party.

6

        9.    Holding Period.    Unless otherwise determined by the Plan Administrator, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

        10.    Option Agreements.    Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

        11.    Adjustments On Changes in Capitalization.

            11.1    Stock Splits, Capital Stock Adjustments.    The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

            11.2    Effect of Merger, Sale of Assets, Liquidation or Dissolution.

              (a)    Mergers, Sale of Assets, Other Transactions.    In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating outstanding options under this Plan:

                (i)    Outstanding options shall remain in effect in accordance with their terms;

                (ii)  Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied;

                (iii)  The Board of Directors provides a period before the consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or

                (iv)  The Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.

              (b)    Liquidation; Dissolution.    If the Company is liquidated or dissolved, options shall be treated in accordance with Section 11.2(a)(iii).

            11.3    Fractional Shares.    If the number of shares covered by any option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

7

            11.4    Determination of Board to Be Final    All adjustments under this Section 11 shall be made by the Board of Directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

        12.    Securities Regulations.

        Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

        As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

        If any of the Company's capital stock of the same class as the Common Stock subject to options granted hereunder is listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon before the issuance thereof.

        13.    Amendment and Termination.

            13.1    Plan.    The Board of Directors may at any time suspend, amend or terminate this Plan, provided that, except as set forth in Section 8, the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will:

              (a)  increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

              (b)  permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

8

              (c)  require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

            13.2    Options.    Subject to the requirements of Section 422 of the Code with respect to Incentive Stock Options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

            13.3    Automatic Termination.    Unless sooner terminated by the Board of Directors, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

        14.    Miscellaneous.

            14.1    Time of Granting Options.    The date of grant of an option shall, for all purposes, be the date on which the Company completes the required corporate action relating to the grant of an option; the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

            14.2    No Status as Shareholder.    Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

            14.3    Status as an Employee.    Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any Optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate his or her employment or other relationship with the Company at any time for any reason.

            14.4    Reservation of Shares.    The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

        15.    Effectiveness of This Plan.    This Plan shall become effective on the date on which it is adopted by the Board of Directors of the Company. No option granted under this Plan to any officer or director of the Company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.

Adopted by the Board of Directors on July 10, 1996, and approved by the shareholders on August 9, 1996.

Amended by the Board of Directors on November 8, 1996.

9

Amended by the shareholders, pursuant to the recommendation of the Board of Directors, on October 15, 1998.

Amended by the shareholders, pursuant to the recommendation of the Board of Directors, on June 22, 2000.

Amended by the Board of Directors on October 19, 2000.

Amended by the Board of Directors on April 26, 2001.

10

FORM OF SPECIAL OPTION GRANT

MICROVISION, INC.
STOCK OPTION AGREEMENT
FOR INDEPENDENT DIRECTORS
(NON-PLAN GRANT)

        THESE OPTIONS AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND STATE SECURITIES LAWS.

        «Date»

To:    «Title» «First» «Mid» «Last»

        You have been awarded an option to purchase the number of shares of Common Stock of Microvision, Inc. (the "Company") specified below. The grant of this option is subject to shareholder approval and this option cannot be exercised until such approval is obtained. The terms of your option are summarized below. A complete description of the terms and conditions to which this option is subject is set forth in the "Terms and Conditions of Grant" attached as Exhibit A hereto.

        1.    Number of Shares.    You may purchase a maximum of «Total            Shares» shares of the Company's Common Stock pursuant to this option.

        2.    Date Option Granted.    October 24, 2001.

        3.    Term of This Option.    Unless sooner terminated, this option must be exercised on or before «term», as described more fully in the Exercise Schedule attached as Exhibit B hereto.

        4.    Exercise Schedule and Prices.    This option shall vest and become exercisable upon shareholder approval and have an exercise price of $15.00 per share.

        5.    How to Exercise.    To exercise this option in whole or in part (i.e., in increments of no less than 100 shares), you must deliver to the Secretary of the Company at least two full business days prior to the date on which you wish to exercise the option, a written notice of exercise and the exercise price, payable by personal, bank certified or cashier's check, for the number of shares that you desire to purchase. A form of Notice of Exercise that you may use has been attached to this Agreement as Exhibit B. You must pay all applicable withholding taxes upon exercise of this option. At the Company's discretion, you also may pay the exercise price through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the exercise price and applicable withholding tax in accordance with applicable governmental regulations.

        The Company also may require you to execute other documents as a condition to exercising this option. You should contact the Secretary in advance when you are considering an exercise of this option.

        6.    Termination of Option.    This option shall expire and all rights thereto shall cease and terminate in accordance with the provisions of Section 4 of the "Terms and Conditions of Grant" attached as Exhibit A hereto.

        7.    No Transfer of Option.    This option cannot be transferred except by will or the applicable laws of descent and distribution.

        8.    Certain Tax Matters.    This option is not intended to qualify as an "Incentive Stock Option" as that term is defined in Section 422A of Code and its tax consequences are different than such an option. The time at which you exercise this option or dispose of any shares thus acquired may affect significantly your resultant tax burden. You are counseled to seek tax advice in this regard.

        9.    Securities Compliance.    This option cannot be exercised until it is approved by the shareholders of the Company. The Company intends to submit a proposal relating to the grant of this and certain other options granted to the non-employee directors of the Company for approval by the shareholders at the 2002 annual meeting of shareholders. If the shareholders approve the proposal, then promptly thereafter the Company intends to register the offer and sale of the shares of Common Stock issuable upon exercise of this option under the Securities Act of 1933, as amended, by filing a registration statement on Form S-8 with the Securities and Exchange Commission. Until such registration statement becomes effective, the shares of Common Stock issuable upon exercise of this option will not be registered and the issuance thereof will be subject to applicable securities laws, as described in Section 7 of the "Terms and Conditions of Grant" attached as Exhibit A hereto. Shares purchased through the exercise of this option cannot be sold or otherwise transferred unless they are subsequently registered or exemptions from registration are available.

        Please complete and sign the Election to Accept or Decline Stock Option attached hereto at Exhibit C indicating whether you accept or decline this option upon the terms set forth in this Agreement, including the Terms and Conditions of Grant, and return a copy of the Election to the Company.

Very truly yours,

MICROVISION, INC.

By	Richard A. Raisig, Chief Financial Officer

2

Exhibit A
Terms and Conditions of Grant

        1.    Administration.    This option shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee of the Board, by such committee to the extent so authorized. The administrator of this option is referred to as the "Administrator."

          1.1    Powers.    Subject to the specific provisions of these terms and conditions, the Administrator shall have the authority, in its discretion: (a) to interpret the terms and conditions of this option; (b) to prescribe, amend, and rescind rules and regulations relating to the exercise of this option; (c) with the consent of the Optionee, modify or amend each option; (d) to reduce the exercise price per share of this option; (e) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (f) to waive or modify any term or provision contained in this option applicable to the underlying shares of Common Stock; and (g) to make all other determinations deemed necessary or advisable for the administration of this option. The interpretation and construction by the Administrator of any terms or provisions of this option or of any rule or regulation promulgated in connection herewith and all actions taken by the Administrator shall be conclusive and binding on all interested parties. The Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

          1.2    Limited Liability.    No member of the Board or the Administrator or any officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself, with respect to any matter related to this option. Subject only to compliance with the explicit provisions hereof, the Board and Administrator may act in their absolute discretion in all matters related to this option.

        2.    Stock Subject to This Option.    If this option expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for issuance by the Company, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of this option may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Administrator.

        3.    Nontransferability.    This option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

        4.    Termination of Option.

          4.1    Generally

          Unless earlier termination results from the application of the provisions of this Section 4, each option granted hereunder shall expire and all rights thereto shall cease and terminate on the tenth anniversary of the date of grant.

          4.2    Disability or Death

          If the Optionee is unable to continue his or her service as an Independent Director of the Company as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code) or death, all unvested options issued hereunder will become vested immediately as of the date of disability or death. In such an event, this option may be exercised at any time before the earlier of (i) the expiration date of the option or (ii) twelve (12) months after the date of (A) permanent and total disability or (B) death (by the person or persons to whom your rights under the option shall pass by your will or by the applicable laws of descent and distribution), for up to the full number of shares of Common Stock covered thereby.

          4.3    Failure to Exercise Option; Expiration

          To the extent that an Optionee fails to exercise this option within the period provided in this Section 4, all rights to purchase shares of Common Stock pursuant to this option shall cease and terminate.

        5.    Exercise.

          5.1    Procedure

          Each option may be exercised, subject to its vesting schedule, in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 6 unless the Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is being exercised, together with payment in full of the exercise price and any applicable withholding taxes.

          5.2    Payment

          Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be by personal, bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver to the Company the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Administrator may determine at any time before exercise that additional forms of payment will be permitted.

          5.3    Withholding

          Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right, subject to applicable law, to withhold such amount from any other amounts due or to become due from the Company to the Optionee, or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company, to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

        6.    Adjustments On Changes in Capitalization.

          6.1    Stock Splits, Capital Stock Adjustments.    The number and class of shares covered by this option and the exercise price per share thereof (but not the total price) shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

          6.2    Effect of Merger, Sale of Assets, Liquidation or Dissolution.

            (a)    Mergers, Sale of Assets, Other Transactions.    In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating this option:

                (i)  This option shall remain in effect in accordance with its terms;

              (ii)  This option shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted option shall be determined by the Board, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board, the converted option shall be vested only to the extent that the vesting requirements relating to this option have been satisfied;

              (iii)  The Board provides a period before the consummation of the Transaction during which this option shall be exercisable to the extent vested and, on the expiration of such period, this option shall immediately terminate. The Board, in its sole discretion, may accelerate the vesting of this option so that it is exercisable in full during such period; or

              (iv)  The Board shall take such other action with respect to this option as the Board deems to be in the best interests of the Company.

            (b)    Liquidation; Dissolution.    If the Company is liquidated or dissolved, options shall be treated in accordance with Section 6.2(a)(iii).

          6.3    Fractional Shares.    If the number of shares covered by this option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and this option shall cover only the number of full shares resulting from such adjustment.

          6.4    Determination of Board to Be Final.    All adjustments under this Section 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        7.    Securities Regulations.

        Shares of Common Stock shall not be issued with respect to this option unless the exercise of the option and the issuance and delivery of such shares pursuant hereto shall comply with all relevant provisions of law, including, without limitation, any applicable state and federal securities laws and the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions, and the requirements of any stock exchange or market on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

        As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Administrator may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THIS OPTION OR THE STOCK ISSUABLE UPON EXERCISE HEREOF.

        8.    Amendment and Termination.

          8.1    Options.    Subject to the terms and conditions hereof, the Administrator may modify or amend this option. The modification or amendment of this option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company hereunder. Except as otherwise provided in this option, this option shall not be terminated without the consent of the Optionee.

          8.2    Automatic Termination.    Unless sooner terminated, this option shall terminate ten (10) years from the date of grant.

        9.    Miscellaneous.

          9.1    No Status as Shareholder.    Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of this option unless and until this option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

          9.2    Reservation of Shares.    The Company, during the term of this option, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements hereof.

Exhibit B
Notice of Exercise of Non-Qualified Stock Option

Date:

To:    Microvision, Inc.

        I hereby exercise the non-qualified stock option granted to me by Microvision, Inc. (the "Company") on «grant», subject to all the terms and provisions thereof, and notify the Company of my desire to purchase              shares of Common Stock of the Company at the exercise price of $             per share, or an aggregate exercise price of $            .

        I hereby deliver the full exercise price and all applicable withholding taxes with respect to this exercise as follows:

personal, bank certified or cashier's check, or
irrevocable instructions to a stock broker to deliver the necessary sales proceeds, all in accordance with applicable governmental regulations.

        I further agree to execute such other documents as the Company may request.

By:

Print Name:

Address:

B-1

Exhibit C
Election to Accept or Decline Stock Option

Date:

To:    Microvision, Inc.

        I              ACCEPT              DECLINE the non-qualified stock option granted to me pursuant to the Stock Option Agreement, dated as of                         . If I accept the grant of this option, I acknowledge that I have received and understand, and agree to, the terms of the Stock Option Agreement, including the "Terms and Conditions of Grant" attached as Exhibit A to the Agreement.

Yours very truly,

«First» «Last» Optionee

C-1

Schedule of Special Option Grants

Optionee	# of option shares
Jacqueline Brandwynne	4,030
Jacob Brouwer	8,867
Richard A. Cowell	8,867
Walter J. Lack	8,867
William A. Owens	8,867
Robert A. Ratliffe	8,867
Dennis Reimer	8,867

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NOTICE OF 2002 ANNUAL MEETING

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD Proposal One: Election Of Directors
Proposal Two: Amendment to the 1996 Stock Option Plan
Proposal Three: Amendments to the Independent Director Stock Option Plan
Proposal Four: Approval Of Special Option Grants To The Company's Independent Directors
OTHER BUSINESS
EXECUTIVE COMPENSATION AND OTHER MATTERS
INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
INFORMATION ABOUT SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
MICROVISION, INC. INDEPENDENT DIRECTOR STOCK OPTION PLAN

MICROVISION, INC.
1996 STOCK OPTION PLAN, AS AMENDED
MICROVISION, INC. STOCK OPTION AGREEMENT FOR INDEPENDENT DIRECTORS (NON-PLAN GRANT)
Exhibit A Terms and Conditions of Grant
Exhibit B Notice of Exercise of Non-Qualified Stock Option
Exhibit C Election to Accept or Decline Stock Option